UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Adam Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2018

Date of reporting period:  August 31, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2017

Collins Long/Short Credit Fund

Institutional Class
(CCLIX)

Class A
(CLCAX)

Investment Adviser

Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Phone: 1-855-55-ALT-MF

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	8

INVESTMENT HIGHLIGHTS	10

SCHEDULE OF INVESTMENTS	14

SCHEDULE OF SECURITIES SOLD SHORT	18

STATEMENT OF ASSETS AND LIABILITIES	19

STATEMENT OF OPERATIONS	20

STATEMENT OF CHANGES IN NET ASSETS	21

FINANCIAL HIGHLIGHTS	22

NOTES TO FINANCIAL STATEMENTS	24

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY
AND SUB-ADVISORY AGREEMENTS	34

NOTICE OF PRIVACY POLICY & PRACTICES	40

ADDITIONAL INFORMATION	41

Dear Shareholder,

Performance

In the fiscal second quarter of 2017, the Collins Long/Short Credit Fund Institutional Class returned -0.37%, while it posted a +0.39% return for the first six months of the fiscal year. The Collins Long/Short Credit Fund A Class, without the sales load,  returned -0.43% for the fiscal quarter and 0.21% for the first six months. The Bloomberg Barclays US Corporate High Yield Total Return Index1 was up 1.21% while the Bloomberg Barclays US Aggregate Total Return1 Index was up 1.23% in the fiscal second quarter. The Fund’s gross and net exposures were 69.6% and 62.8%, respectively, at quarter end. These exposures compare to the gross and net of 59.4% and 56.8%, respectively, at the end of the previous fiscal quarter.

Market Commentary

Following benign performance over much of the summer, global markets resumed their historic bull run during September, fueled mainly by strength in oil, signs of strengthening in global economies and anticipation of pro-business tax cuts.  Interestingly, the temporary negative short term impact of the treacherous hurricane season, likely to soften 3Q GDP, was ignored in favor of longer term optimism.

The JP Morgan High Yield Index closed the fiscal second quarter at 449 basis points (bps) over treasuries, 9bps wider versus the end of the prior fiscal quarter. Fiscal year to date, the index has widened by 12bps but is still trading near the post-recession tight.  The continued backdrop of economic growth, low inflation and perceived relative calm on the global political fronts are all helping fuel the record breaking rallies across many global markets.  While the economy does not appear to show signs of slowing down, many high yield bonds are being priced to perfection, in our view, and creating asymmetric opportunities for profiting from the growing risks of an eventual economic downturn.

Portfolio Construction

At quarter’s end, our long credit book consisted of 35 individual positions across a diversified set of industry groups.  The average issue size of individual bonds in our portfolio was $625 million, signifying a relatively liquid portfolio, in our estimation. We had four shorts in the book at 3.4% exposure, up from only two shorts at 1.9% exposure earlier in the quarter. We held 17.1% of the portfolio in ultra-short term commercial paper. Duration of the portfolio was at 1.68 year.

Portfolio Highlights

During the quarter, about 14% of our long book (excluding commercial paper which regularly rolls) was either redeemed or sold down for credit reasons.  Average pricing was down by roughly 1.6%, with all of the net pricing declines concentrated in three specific credits, to be discussed below.  We had individual gains of 3% or greater in two of our names, more than offset by principal losses in the three names.  We also note that we have since started to build up our short book with names that we believe are trading at or near their absolute tights (as in spread over treasuries) or are in industries with significant potential headwinds ahead (retail, food, healthcare).

Before detailing what led to struggling performance in the third quarter, we think it would be useful to go over the main strategic focus of our Fund.  The strategy, which we have been running since 2004, is predicated on three main components:

1.
We seek to take advantage of asymmetries in the high yield bond market.  Bonds are by their nature highly asymmetric instruments with absolute ceilings on price appreciation based on a credit-based spread over the risk free rate.  In other words, it is theoretically not possible for a junk bond to trade tighter than treasuries.  The trick is to understand when no further price appreciation is possible and then to identify some catalyst that could send that bond’s price down significantly in as short a period of time as possible to offset the negative cost of carry from the bond coupon.

2.
We believe credit cycles recur over time.  We seek to follow the credit cycle by investing net long during the upcycle and shifting to neutral and then short in the latter years of the cycle when bonds are at their peak asymmetry and the probability of economic downturn becomes pronounced.  The key is to identify catalysts for the inevitable downturn, as the length and breadth of each recovery cycle is different. Ideally, high yield bonds reach their absolute tights very late in the recovery phase of the business cycle, as was the case in 2007.  We have been calling the current cycle ‘perverse’ for several years now as unprecedented Fed accommodation, ultra-low interest rates, slow growth and low inflation have all conspired to cause record breaking duration to this recovery.

3.
We run the strategy with somewhat concentrated positions to maintain the ability to generate alpha over time.  In general, we average 35-40 names in the book, with position sizes ranging from 2%-6%.  We have the ability to take a single position up to a maximum of 10% of AUM, but we only ever approach this maximum in cases where there are near term catalysts with high conviction and very strong underlying credit fundamentals.  We average between 3% and 4% for individual position sizes over time.  We believe that filling a book with 100-200 names, as some managers do, is tantamount to running an index where it would not be possible to generate excess returns from superior credit selection.

With this outline in mind, we attribute our under-performance during the quarter to the simultaneous downturn in three individual credits in the book.  This is a highly rare occurrence from our 13+ years of running this strategy, but it certainly can happen from time to time.  Concentration within a portfolio can swing both ways, and during the latest quarter we suffered about an aggregate 1% decline from principal losses in these three credits.  Following are short summaries of these positions:

Retailer:

In March 2015, we invested in a specialty retailer catering to a young pop-culture demographic that had performed well amid the current bricks & mortar retail recession.  We initiated our investment in the company’s 12% holding company notes, which are subordinated to the company’s 9.25% operating company notes.  In April 2017, the company announced that they were calling our 12% holding company notes at 101.5. Proceeds to redeem these notes were raised from preferred equity from the private equity sponsor.  After two years of clipping a hefty 12% coupon on these notes and watching the company continue to perform well, we decided to add to our position in the company’s structurally senior 9.25% notes due 2021.  We reasoned that the sponsor’s injection of preferred equity to take out junior bonds above par was a very strong vote of confidence in the business.  Oddly, the company proceeded to report two consecutive disappointing quarters for the periods ending in April and July, sending the 9.25% notes down 11 points, from 96.5 to 85.4, and causing about a 0.4% decline in our performance before adding back interest income.  While we have concerns about the credit deterioration, we believe that strong management and clear support from the equity sponsor will weather the storm on this credit that is now yielding over 14% and comes due in under four years.  We believe the position is appropriately sized at 2.9%.

Energy:

In late 2015 we initiated a position in the 8.75% 1st lien notes due 2022 of a coal company, followed by an additional investment in the company’s 1st lien term loan due 2020.  What attracted us to this company, amid all the impending defaults in the sector, was the company’s unique and unusually strong revenue base, comprised mainly of long term cost-plus contracts. The company also had a transportation advantage with its mines situated near its large utility customers.  The company’s stock and bonds performed very well through the energy crisis of 2015-16, but took a dramatic downturn since March 2017 due to a few factors.  For one, the mild but wet winter resulted in slackened demand and difficult mining conditions.  As well, the company is in the process of potentially restructuring a non-recourse MLP under its corporate umbrella.  The MLP is over-levered, but the non-recourse nature of its capital structure should not impact the overall credit underpinning our secured bond position.  Finally, the company has not shown the ability to gain material new business to replace a few contracts that will be running off in the shorter term.  Since year-end, the bonds and term loan have declined by about 20 points, causing about a 0.5% hit to our performance year to date before accounting for the positive impact of the 8.75% coupon.  We sold about one-quarter of our position in early August when the bonds were only off around 7 points as part of our approach to risk management when a concentrated position is in danger of dropping significantly.  We currently hold a 1.7% position in the name and have run extensive cash flow analysis which has reaffirmed our belief that the bonds/term loan, with 1st lien protection, are money good.

Chemical Credit:

We initially became involved in the bonds of a chemical company in late 2015 during the oil downturn.  About 25% of the company’s business is chemical coatings for frac sand (resin coated proppants), which clearly was going to get punished by the oil downturn.  We believe the bonds sold off too much on this concern, as the remaining 75% of the company’s business used oil as a main input and, we reasoned, the decline in these costs would offset the hit to the proppants business.  We generated double-digit returns on the position and were rewarded with a refinancing in early 2017 that redeemed most of our position at par.  We are currently involved mainly in the company’s first lien notes at the top of the capital structure, with a 2.6% position.  We also have a smaller 0.9% position in more junior 13.75% 1.5 lien notes which were issued as part of the 2017 refinancing.  The company’s financial performance has been hurt this year by slack demand in China and all the bonds have traded off, with the most damage to our smaller 1.5 lien position.  We lost about 0.3% on this credit in the second quarter, before the positive impact of the high coupon.  With most of our position at the top of the capital structure, we believe we are well protected against further losses.  We will monitor our 0.9% position in the more junior 1.5 lien notes and may decide to trade out if performance continues to lag.

Summary on Portfolio Highlights:

We chose to highlight our portfolio difficulties this quarter because we think it is a good illustration of what can occur over shorter periods in a fairly concentrated book. It is also important to appreciate that these mark to market declines are very different from permanent impairment and we do continue to have confidence in the upside potential of these positions.

We hold ourselves to a very high standard, and although the losses were relatively benign, we are never happy with any losses. However, we are pleased that our risk controls have successfully mitigated the downside of these moves, allowing us to maintain most of the investments for potential future upside. As always, we will continue to monitor these positions to determine whether further risk mitigation is necessary or if adding to the positions at the currently lower levels is warranted.

Conclusion

During this low interest rate, low return environment we’ve all been trudging through for the past number of years, investors are scratching their heads wondering where future returns are hiding and how everything shakes out.  We believe there are two options when investing in this market: 1) stretch for yield and dial up the risk into bonds that are priced to perfection with the risk/reward equation strongly skewed against us, or 2) maintain our disciplined and conservative approach by investing in shorter term bonds with limited downside while layering in highly asymmetric shorts.  To us, the latter is the only option as we choose to be a prudent steward of client capital and remain prepared and nimble for when this seemingly never-ending upcycle finally (and it will) reaches its peak.

We would be happy to address any questions from our existing and prospective investors.

Sincerely,

Oren Cohen
CIO and Head Portfolio Manager,
Pinebank Asset Management2

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

1 Definitions: The Bloomberg Barclays US Aggregate Total Return Index is a broad base index that is often used to represent investment grade bonds being traded in the United States. The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in the U.S. The Bloomberg Barclays US Corporate High Yield Total Return Index measures the US Dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of the credit rating agencies is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. A basis point (bps) is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001). Put another way, a 1% change = 100 basis points, and 0.01% = 1 basis point. Points refers to shifts in the price of a bond: one point indicates a 1% change relative to the bond’s par value. For example, a bond price change from 95 to 96 would constitute a 1 point increase. Par value is the face value of a bond at maturity. Par value for a bond is typically $1000, or $100; when used in conjunction with points, $100 is assumed. Duration is a measure of the sensitivity of the price of a bond to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. EBITDA is defined as Earnings before Interest, Taxes, Depreciation and Amortization. EBITDA is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

2 Sole-subadviser to the Fund. Pinebank Asset Management is not affiliated with Quasar Distributors, LLC.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Because the Fund may invest in exchange-traded funds (ETFs) and exchange-traded notes (ETNs), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The value of ETN’s may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity. The Fund may invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund is non-diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Credit ratings are subject to change. The credit quality of investments in the portfolio does not apply to the stability or safety of the Fund or its shares. As the term implies, credit rating informs investors of a bond’s credit worthiness, or risk of default. An investment grade rating is not a guarantee that a bond will not default.

Must be preceded or accompanied by a prospectus.

Distributor: Quasar Distributors, LLC.

COLLINS LONG/SHORT CREDIT FUND

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Class A shares only), shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/17 – 8/31/17).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund, you will pay an initial sales charge of 5.00% when you invest.  Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

COLLINS LONG/SHORT CREDIT FUND

Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/17	8/31/17	3/1/17 – 8/31/17*
Actual	$1,000.00	$1,003.90	$7.98
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.24	$8.03

*	Expenses are equal to the Fund’s annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/17	8/31/17	3/1/17 – 8/31/17*
Actual	$1,000.00	$1,002.10	$9.18
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.03	$9.25

*	Expenses are equal to the Fund’s annualized expense ratio of 1.82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COLLINS LONG/SHORT CREDIT FUND

Investment Highlights
(Unaudited)

The Fund seeks absolute total returns over a complete market cycle. The Adviser believes that the Fund’s investment objective of seeking absolute total returns over a complete market cycle, typically three to five years, can be achieved primarily through a portfolio of long and short investments in credit-related instruments. The allocation of portfolio holdings as of August 31, 2017 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

Average Annual Returns as of August 31, 2017

		Since Inception
	One Year	(2/27/15)
Institutional Class Shares	2.38%	2.55%
Bloomberg Barclays U.S. Aggregate
Total Return Bond Index	0.49%	2.26%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

COLLINS LONG/SHORT CREDIT FUND

Investment Highlights (Continued)
(Unaudited)

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Growth of $1,000,000 Investment

*  Inception Date

COLLINS LONG/SHORT CREDIT FUND

Investment Highlights (Continued)
(Unaudited)

Average Annual Returns as of August 31, 2017

		Since Inception
	One Year	(2/27/15)
Class A Shares (with sales charge)	(3.02)%	0.17%
Class A Shares (without sales charge)	2.05%	2.26%
Bloomberg Barclays U.S. Aggregate
Total Return Bond Index	0.49%	2.26%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the inception date of the Fund’s Class A shares. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Bloomberg Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.

Continued

COLLINS LONG/SHORT CREDIT FUND

Investment Highlights (Continued)
(Unaudited)
Growth of $10,000 Investment

 *  Inception Date
**  Reflects 5.00% initial sales charge.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments

August 31, 2017 (Unaudited)

	Principal
	Amount	Value
BANK LOANS – 2.33%
Fram Group Holdings Corp.
8.043% (3 Month US LIBOR + 6.750%), 12/23/2021 (a)	$731,250	$736,277
Reddy Ice Corp.
6.794% (3 Month US LIBOR + 5.500%), 04/01/2019 (a)	1,241,923	1,230,746
Westmoreland Coal Co.
7.774% (3 Month US LIBOR + 6.500%), 12/16/2020 (a)	994,924	766,092
TOTAL BANK LOANS (Cost $2,848,272)		2,733,115

COMMERCIAL PAPER – 17.06%
Arrow Electronics Co.
1.828%, 09/05/2017 (b)	8,000,000	7,998,085
Molson Coors Brewing Co.
1.604%, 09/18/2017 (b)	10,000,000	9,992,655
Viacom, Inc.
1.756%, 09/20/2017 (b)	2,045,000	2,043,328
TOTAL COMMERCIAL PAPER (Cost $20,034,246)		20,034,068

CORPORATE BONDS – 45.94%
Accommodation – 6.12%
Caesars Growth Properties Holdings LLC
9.375%, 05/01/2022	5,000,000	5,406,250
Chester Downs & Marina LLC
9.250%, 02/01/2020 (c)	1,725,000	1,776,750
		7,183,000
Beverage and Tobacco Product Manufacturing – 2.18%
Carolina Beverage Group LLC
10.625%, 08/01/2018 (c)	2,530,000	2,564,787
Broadcasting (except Internet) – 2.89%
Salem Media Group, Inc.
6.750%, 06/01/2024 (c)	193,000	200,720
Sirius XM Radio, Inc.
6.000%, 07/15/2024 (c)	1,000,000	1,082,780
5.375%, 07/15/2026 (c)	2,000,000	2,105,000
		3,388,500
Chemical Manufacturing – 2.11%
Kraton Polymers LLC
10.500%, 04/15/2023 (c)	1,899,000	2,198,093
7.000%, 04/15/2025 (c)	260,000	280,800
		2,478,893

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

August 31, 2017 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS – 45.94% (Continued)

Clothing and Clothing Accessories Stores – 3.14%
Hot Topic, Inc.
9.250%, 06/15/2021 (c)	$4,055,000	$3,684,981

Fabricated Metal Product Manufacturing – 2.63%
Mueller Industries, Inc.
6.000%, 03/01/2027	3,000,000	3,090,000

Health and Personal Care Stores – 1.72%
Rite Aid Corp.
6.750%, 06/15/2021	1,000,000	1,040,000
6.125%, 04/01/2023 (c)	1,000,000	985,000
		2,025,000
Hospitals – 0.85%
Tenet Healthcare Corp.
6.750%, 06/15/2023	1,000,000	994,600

Mining (except Oil and Gas) – 1.26%
Westmoreland Coal Co.
8.750%, 01/01/2022 (c)	1,909,000	1,479,475

Miscellaneous Manufacturing – 0.37%
Mallinckrodt International Finance SA
4.750%, 04/15/2023 (d)	500,000	438,750

Miscellaneous Store Retailers – 0.19%
PetSmart, Inc.
5.875%, 06/01/2025 (c)	250,000	224,375

Paper Manufacturing – 3.04%
Reynolds Group Issuer, Inc.
5.750%, 10/15/2020	3,500,000	3,569,615

Professional, Scientific, and Technical Services – 1.07%
Nielsen Finance LLC
4.500%, 10/01/2020	1,230,000	1,251,525

Publishing Industries (except Internet) – 0.96%
InterActiveCorp
4.875%, 11/30/2018	1,120,000	1,126,160

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

August 31, 2017 (Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS – 45.94% (Continued)

Real Estate – 1.23%
Homefed Corp.
6.500%, 06/30/2018 (c)	$1,442,000	$1,449,210

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 3.56%
Hexion, Inc.
10.000%, 04/15/2020	710,000	697,575
10.375%, 02/01/2022 (c)	2,500,000	2,450,000
13.750%, 02/01/2022 (c)	1,250,000	1,037,500
		4,185,075
Sporting Goods, Hobby, Musical Instrument,
and Book Stores – 1.50%
Guitar Center, Inc.
6.500%, 04/15/2019 (c)	2,000,000	1,760,000

Telecommunications – 6.99%
Clearwire Communications LLC
8.250%, 12/01/2040 (c)	4,405,000	4,498,606
HC2 Holdings, Inc.
11.000%, 12/01/2019 (c)	3,648,000	3,702,720
		8,201,326
Transportation Equipment Manufacturing – 2.31%
International Automotive Components Group SA
9.125%, 06/01/2018 (c)(d)	2,750,000	2,708,750
Warehousing and Storage – 1.82%
Iron Mountain, Inc.
6.000%, 10/01/2020 (c)	2,060,000	2,137,250
TOTAL CORPORATE BONDS (Cost $54,340,173)		53,941,272

CORPORATE BOND STUBS – 0.83%

Transportation Equipment Manufacturing – 0.83%
DPH Holdings Corp.
Escrow (e)(f)	20,000,000	970,000
TOTAL CORPORATE BOND STUBS (Cost $944,000)		970,000

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Investments (Continued)

August 31, 2017 (Unaudited)

	Shares	Value
MONEY MARKET FUND – 33.14%
Fidelity Institutional Money Market Funds –
Government Portfolio – Institutional Class, 0.89% (g)(h)	38,904,903	$38,904,903
TOTAL MONEY MARKET FUND (Cost $38,904,903)		38,904,903
Total Investments (Cost $117,071,594) – 99.30%		116,583,358
Other Assets in Excess of Liabilities – 0.70%		818,533
TOTAL NET ASSETS – 100.00%		$117,401,891

Percentages are stated as a percent of net assets.

(a)	Variable rate security. The rate shown is as of August 31, 2017.
(b)	Zero coupon bond. The effective yield is listed.
(c)	Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.
(d)	Foreign issued security.
(e)	Represents a security in default.
(f)	Securities are fair valued by management as of August 31, 2017. See Note 2. Such securities are deemed liquid using procedures established by the Board of Trustees.
(g)	All or a portion of this security is pledged as collateral for securities sold short.
(h)	Seven day yield as of August 31, 2017.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Schedule of Securities Sold Short

August 31, 2017 (Unaudited)

	Principal
	Amount	Value
SECURITIES SOLD SHORT – (3.41)%

Corporate Bonds – (3.41)%

Cable and Other Subscription Programming – (0.88)%
CSC Holdings LLC
5.250%, 06/01/2024	$(1,000,000)	$(1,028,750)

Grain and Oilseed Milling – (1.57)%
Post Holdings, Inc.
5.500%, 03/01/2025 (a)	(993,000)	(1,035,203)
5.750%, 03/01/2027 (a)	(780,000)	(811,200)
		(1,846,403)
Semiconductor and Other Electronic
Component Manufacturing – (0.96)%
Advanced Micro Devices, Inc.
7.500%, 08/15/2022	(1,000,000)	(1,130,000)
TOTAL SECURITIES SOLD SHORT (Proceeds $4,015,328)		$(4,005,153)

(a)	Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Assets and Liabilities

August 31, 2017 (Unaudited)

ASSETS
Investments, at value (cost $117,071,594)	$116,583,358
Receivables:
Fund shares sold	183,938
Dividends and interest	1,140,496
Deposits for securities sold short (Note 2)	4,026,332
Other assets	17,803
TOTAL ASSETS	121,951,927
LIABILITIES
Short securities, at value (premiums received $4,015,328)	4,005,153
Payables:
Investments purchased	286,308
To advisor	103,363
To affiliates	27,538
Interest on short positions	70,888
Fund shares redeemed	21,294
Distribution fees	538
Shareholder service fees	14,455
Accrued expenses and other liabilities	20,499
TOTAL LIABILITIES	4,550,036
NET ASSETS	$117,401,891
Net assets consist of:
Paid-in capital	$117,776,964
Accumulated net investment income	710,273
Accumulated net realized loss	(607,285)
Net unrealized appreciation (depreciation) on:
Investments	(488,236)
Securities sold short	10,175
NET ASSETS	$117,401,891
INSTITUTIONAL CLASS:
Net assets	$116,201,565
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	11,753,617
Net asset value, offering, and redemption price per share	$9.89
CLASS A:
Net assets	$1,200,326
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	122,465
Net asset value, offering, and redemption price per share(1)	$9.80
Maximum offering price per share (Net asset value per
share divided by 0.9500)(2)	$10.32

(1)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on purchases of Class A shares greater than $1,000,000 redeemed within twelve months of purchase.
(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statement of Operations

For the Six Months Ended August 31, 2017 (Unaudited)

INVESTMENT INCOME
Interest income	$2,409,038
TOTAL INVESTMENT INCOME	2,409,038
EXPENSES
Investment advisory fees	685,798
Broker expense	52,611
Administration and accounting fees	50,060
Shareholder servicing fees – Institutional Class	50,043
Transfer agent fees and expenses	30,531
Federal and state registration fees	18,013
Interest expenses	13,671
Legal fees	10,696
Audit and tax fees	9,924
Custody fees	7,614
Chief Compliance Officer fees	6,992
Pricing fees	5,040
Trustees’ fees	3,188
Reports to shareholders	3,158
Distribution fees – Class A	1,574
Shareholder servicing fees – Class A	504
Other expenses	3,172
TOTAL EXPENSES	952,589
Less waivers and reimbursement by Adviser (Note 4)	(148,179)
NET EXPENSES	804,410
NET INVESTMENT INCOME	1,604,628
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(525,722)
Securities sold short	8,125
(517,597)
Net change in unrealized appreciation (depreciation) on:
Investments	(794,592)
Securities sold short	11,742
(782,850)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,300,447)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$304,181

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Statements of Changes in Net Assets

	Six Months
	Ended
	August 31,	Year Ended
	2017	February 28,
	(Unaudited)	2017
FROM OPERATIONS
Net investment income	$1,604,628	$1,407,825
Net realized gain (loss) on:
Investments	(525,722)	163,198
Securities sold short	8,125	(47,744)
Net change in unrealized appreciation (depreciation) on:
Investments	(794,592)	565,596
Securities sold short	11,742	2,999
Net increase in net assets from operations	304,181	2,091,874

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(1,306,175)	(1,005,118)
Net investment income – Class A	(23,997)	(32,703)
Net realized gain on investments – Institutional Class	—	(91,550)
Net realized gain on investments – Class A	—	(1,862)
Net decrease in net assets resulting from distributions paid	(1,330,172)	(1,131,233)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	54,553,990	74,447,606
Proceeds from shares sold – Class A	105,392	199,733
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	361,710	489,500
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	22,401	33,559
Payments for shares redeemed – Institutional Class	(14,892,621)	(5,669,974)
Payments for shares redeemed – Class A	(141,375)	(79,428)
Net increase in net assets from capital share transactions	40,009,497	69,420,996
TOTAL INCREASE IN NET ASSETS	38,983,506	70,381,637

NET ASSETS:
Beginning of Period	78,418,385	8,036,748
End of Period	$117,401,891	$78,418,385
ACCUMULATED NET INVESTMENT INCOME	$710,273	$435,817

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period
Institutional Class
	Six Months Ended
	August 31,
	2017	February 28,	February 29,
	(Unaudited)	2017	2016(1)
Net Asset Value, Beginning of Period	$9.99	$9.54	$10.00

Income from investment operations:
Net investment income(2)	0.16	0.39	0.34
Net realized and unrealized gain (loss)
on investments(3)	(0.12)	0.41	(0.55)
Total from investment operations	0.04	0.80	(0.21)

Less distributions paid:
From net investment income	(0.14)	(0.33)	(0.22)
From net realized gain on investments	—	(0.02)	(0.03)
Total distributions paid	(0.14)	(0.35)	(0.25)

Net Asset Value, End of Period	$9.89	$9.99	$9.54
Total return(4)(5)	0.39%	8.42%	(2.13)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$116,202	$77,183	$7,005

Ratio of expenses to average net assets:
Before waivers and
reimbursements of expenses(6)(7)	1.87%	2.34%	5.94%
After waivers and reimbursements of expenses(6)(8)	1.58%	1.52%	2.00	%(9)

Ratio of net investment income to average net assets:
Before waivers and
reimbursements of expenses(6)(10)	2.87%	3.06%	(0.47)%
After waivers and
reimbursements of expenses(6)(10)	3.16%	3.88%	3.47%
Portfolio turnover rate(5)(11)(12)	54.31%	87.15%	93.12%

(1)	The Fund became effective on February 27, 2015 and commenced investment operations on March 1, 2015.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
The before waivers and reimbursements of expenses excluding dividends, amortization and interest expense on short positions are 1.74%, 2.27%, and 5.84% for the six months ended August 31, 2017 and the years ended February 28, 2017 and February 29, 2016, respectively.

(8)
The after waivers and reimbursements of expenses excluding dividends, amortization and interest expense on short positions are 1.45%, 1.45% and 1.90% for the six months ended August 31, 2017 and the years ended February 28, 2017 and February 29, 2016, respectively.

(9)	Effective January 28, 2016, the expense cap was lowered to 1.45% from 1.95%.
(10)	The net investment income/(loss) ratios include dividends, amortization and interest expense on short positions.
(11)	Consists of long-term investments only; excludes securities sold short.
(12)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period
Class A
	Six Months Ended
	August 31,
	2017	February 28,	February 29,
	(Unaudited)	2017	2016(1)
Net Asset Value, Beginning of Period	$9.97	$9.52	$10.00
Income from investment operations:
Net investment income(2)	0.15	0.37	0.37
Net realized and unrealized gain (loss)
on investments(3)	(0.13)	0.40	(0.61)
Total from investment operations	0.02	0.77	(0.24)
Less distributions paid:
From net investment income	(0.19)	(0.30)	(0.21)
From net realized gain on investments	—	(0.02)	(0.03)
Total distributions paid	(0.19)	(0.32)	(0.24)
Net Asset Value, End of Period	$9.80	$9.97	$9.52
Total return(4)(5)(6)	0.21%	8.13%	(2.41)%

Supplemental Data and Ratios:
Net assets, End of Period (000’s)	$1,200	$1,235	$1,032
Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(7)(8)	2.10%	3.21%	5.89%
After waivers and reimbursements of expenses(7)(9)	1.82%	1.81%	2.18	%(10)
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses(7)(11)	2.66%	2.31%	0.17%
After waivers and reimbursements of expenses(7)(11)	2.94%	3.71%	3.88%
Portfolio turnover rate(5)(12)(13)	54.31%	87.15%	93.12%

(1)	The Fund became effective on February 27, 2015 and commenced investment operations on March 1, 2015.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized for periods less than one year.
(6)	Based on net asset value, which does not reflect the sales charge.
(7)	Annualized for periods less than one year.
(8)
The before waivers and reimbursements of expenses excluding dividends, amortization and interest expense on short positions are 1.97%, 3.10% and 5.80% for the six months ended August 31, 2017 and years ended February 28, 2017 and February 29, 2016, respectively.

(9)
The after waivers and reimbursement of expenses excluding dividends, amortization and interest expense on short positions are 1.69%, 1.70%, and 2.09% for the six months ended August 31, 2017 and years ended February 28, 2017 and February 29, 2016, respectively.

(10)	Effective January 28, 2016 the expense cap was lowered to 1.70% from 2.20%.
(11)	The net investment income/(loss) ratios include dividends, amortization and interest expense on short positions.
(12)	Consists of long-term investments only; excludes securities sold short.
(13)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

COLLINS LONG/SHORT CREDIT FUND

Notes to Financial Statements
August 31, 2017 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Collins Long/Short Credit Fund (the “Fund”) represents a distinct non-diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is absolute total returns over a complete market cycle.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund’s inception date was February 27, 2015 and it commenced investment operations on March 1, 2015 for both the Institutional Class and Class A shares.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase and 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.  Each class of shares has identical rights and privileges except with respect to distribution fees, shareholder servicing fees, sales charges, and voting rights on matters affecting a single class of shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Swap agreements, such as credit default swaps, interest rate swaps and currency swaps, are priced by an approved independent pricing service (“Pricing Service”).  Forward currency contracts are valued at the mean between the bid and asked prices by an approved Pricing Service.  Commodities futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading.  Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.  Bank loans are valued at prices supplied by a Pricing Service, if available, and otherwise will be valued at the most recent bid quotations or evaluated prices, as applicable, based on quotations or prices obtained from one or more broker-dealers known to follow the issue.

If the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which

COLLINS LONG/SHORT CREDIT FUND

Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued.  The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a Pricing Service.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Debt securities, including corporate bonds, bank loans, and short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized using constant yield 2 method.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an

COLLINS LONG/SHORT CREDIT FUND

Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets(1):
Bank Loans	$—	$2,733,115	$—	$2,733,115
Corporate Bonds	—	53,941,272	—	53,941,272
Corporate Bond Stubs	—	—	970,000	970,000
Commercial Paper	—	20,034,068	—	20,034,068
Short-Term Investments	38,904,903	—	—	38,904,903
Total Assets	$38,904,903	$76,708,455	$970,000	$116,583,358
Liabilities:
Securities Sold Short
Corporate Bonds	$—	$(4,005,153)	$—	$(4,005,153)
Total Liabilities	$—	$(4,005,153)	$—	$(4,005,153)

(1) See the Schedule of Investments for industry classifications.

The Fund did not have any transfers between any levels for the six months ended August 31, 2017. It is the Fund’s policy to record transfers between levels at the end of the reporting period.

The following is a reconciliation of assets for which Level 3 inputs were used in determining value.

Beginning Balance – March 1, 2017	$944,000
Purchases	—
Sales	—
Realized Gains	—
Realized Losses	—
Change in unrealized appreciation (depreciation)	26,000
Transfer in/(out) of Level 3	—
Ending Balance – August 31, 2017	$970,000

COLLINS LONG/SHORT CREDIT FUND

Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

The following is quantitative information about significant unobservable inputs used by the Fund as of August 31, 2017.

		Fair Value	Valuation	Unobservable
Type of Security	Industry	at 8/31/2017	Techniques	Inputs	Range
Corporate Bond Stub	Transportation	$970,000	Historical	Broker	N/A
	Equipment		Broker	Quote
	Manufacturing		Quote

The Fund did not invest in derivative securities or engage in hedging activities during the period ended August 31, 2017.

(b) Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is

COLLINS LONG/SHORT CREDIT FUND

Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At August 31, 2017, the Fund had deposits at brokers of $4,026,332 which served as collateral for securities sold short.  The Fund’s deposits at brokers for securities sold short are with Interactive Brokers.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended February 28, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2017, the Fund did not incur any interest or penalties.

(e) Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  The Fund may make additional distributions if deemed to be desirable during the year.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Treatment of income and capital gain distributions for federal income tax purposes may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

COLLINS LONG/SHORT CREDIT FUND

Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

(g) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

(h) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Distribution fees are expensed at 0.25% of average daily net assets of the Class A shares.  Shareholder servicing fees are expensed up to 0.10% of average daily net assets of the Class A shares and Institutional Class shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(i) Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the constant yield 2 method.

(j) Loan Participation

When purchasing participation interests in a loan, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation agreement, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

COLLINS LONG/SHORT CREDIT FUND

Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 29, 2016 and February 28, 2017 were as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$1,131,233	$167,194

As of February 28, 2017, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$79,248,085
Gross tax unrealized appreciation	809,076
Gross tax unrealized depreciation	(502,720)
Net tax unrealized appreciation on investment	$306,356
Net tax unrealized depreciation on short sales	(1,567)
Total net unrealized appreciation	$304,789
Undistributed ordinary income	435,817
Undistributed long-term capital gain	—
Total distributable earnings	$435,817
Other accumulated losses	(89,688)
Total accumulated earnings	$650,918

At February 28, 2017, the Fund deferred, on a tax basis, post-October losses of $89,688.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2017, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Net Investment Income	$2,142
Accumulated Net Realized Loss	$(2,142)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its investment advisory services at the annual rate of 1.35% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 28, 2018 to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage (i.e., any expense incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on

COLLINS LONG/SHORT CREDIT FUND

Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.45% and 1.70% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class shares and Class A shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed within three years from the date such amount was waived or reimbursed, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.  The following table shows the remaining waiver or reimbursed expenses for the Fund subject to potential recovery expiring:

February 28, 2019	$236,323
February 29, 2020	$305,052
August 31, 2020	$148,179

Sub-advisory services are provided to the Fund pursuant to an agreement between the Adviser and Pinebank Asset Management, LP.  Under the terms of the sub-advisory agreement, the Adviser compensates Pinebank Asset Management, LP based on the portion of the Fund’s average daily net assets which it has been allocated to manage.

(5)	Distribution and Shareholder Servicing Plans

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Class A shares for services to prospective Fund shareholders and distribution of Fund shares. The following table details the fees incurred pursuant to the 12b-1 Plan during the six months ended August 31, 2017, as well as the fees owed as of August 31, 2017.

Fees Owed	Fees Incurred
$538	$1,574

The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund which authorizes it to pay up to 0.10% of the Fund’s average daily net assets attributable to Institutional Class shares and Class A shares, to other financial institutions for shareholder servicing. The following table details the fees incurred for the Fund pursuant to the Shareholder Serving Plan during the six months ended August 31, 2017, as well as the fees owed as of August 31, 2017.

	Fees Owed	Fees Incurred
Class A	$ 333	$ 504
Institutional Class	$14,122	$50,043

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s

COLLINS LONG/SHORT CREDIT FUND

Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees incurred for the six months ended August 31, 2017, and owed as of August 31, 2017, are as follows:

	Fees Owed	Fees Incurred
Fund Administration	$13,339	$50,060

USBFS also serves as the transfer agent to the Fund and provides pricing services to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. Fees incurred for the six months ended August 31, 2017, and owed as of August 31, 2017, are as follows:

	Fees Owed	Fees Incurred
Pricing Fees	$1,532	$ 5,040
Transfer Agency	$9,577	$30,531
Custody	$ 694	$ 7,614

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank. Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. The Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the six months ended August 31, 2017, and owed as of August 31, 2017, is as follows:

	Fees Owed	Fees Incurred
Chief Compliance Officer	$2,396	$6,992

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class
	Six Months Ended	Year Ended
	August 31, 2017	February 28, 2017
Shares sold	5,491,801	7,510,152
Shares issued to holders in
reinvestment of distributions	36,494	49,795
Shares redeemed	(1,498,339)	(570,536)
Net increase	4,029,956	6,989,411

Class A
	Six Months Ended	Year Ended
	August 31, 2017	February 28, 2017
Shares sold	10,677	20,223
Shares reinvested	2,280	3,436
Shares redeemed	(14,345)	(8,192)
Net increase/(decrease)	(1,388)	15,467

COLLINS LONG/SHORT CREDIT FUND

Notes to Financial Statements (Continued)
August 31, 2017 (Unaudited)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and securities sold short for the Fund for the six months ended August 31, 2017, were $38,487,576 and $30,144,887, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2017, National Financial Services, LLC and Pershing, LLC held 32.93% and 66.62% of the Fund’s outstanding Class A shares, respectively.  At August 31, 2017, Band & Co. held 60.65% of the Fund’s outstanding Institutional Class shares.

(10)	Subsequent Event

On September 15, 2017 the Fund declared and paid a distribution of $7,758 and $819,769 to the Class A and Institutional Class shareholders of record on September 14, 2017, respectively.

COLLINS LONG/SHORT CREDIT FUND

Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person on August 18, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Collins Long/Short Credit Fund (the “Fund”), a series of the Trust, and Collins Capital Investments, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2018.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including its oversight of investment strategies implemented by the Fund’s sub-adviser.  The Trustees also considered the qualifications, experience and responsibilities of Richard M. de Garis, the individual from the Adviser serving as the portfolio manager to the Fund, and other key personnel at Collins Capital who are involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio

COLLINS LONG/SHORT CREDIT FUND

Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited) (Continued)

management.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program and oversight of the compliance program of the Fund’s sub-adviser.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date and one-year periods ended April 30, 2017.  In assessing the quality of the management services delivered by the Adviser, the Trustees also compared the performance of the Fund on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays U.S. Aggregate Total Return Bond Index) and a peer group of U.S. open-end long-short credit funds, as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Fund.

The Trustees noted for each of the year-to-date and one-year periods ended April 30, 2017, the Fund’s performance fell below the Morningstar Peer Group median.  The Trustees noted that the Fund outperformed its benchmark index for the one-year and since inception periods ended March 31, 2017, but underperformed its benchmark index for the year-to-date period ended March 31, 2017.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions and that the Adviser has developed the necessary expertise and resources in selecting and managing the Fund’s sub-adviser to provide investment advisory services in accordance with the Fund’s investment objective and strategies.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group.  In reviewing the Fund’s fees and total expense structure, the Trustees took into account the Fund’s sub-adviser structure, noting that the Adviser pays the Fund’s sub-adviser out of its own management fees, and that the Fund was not directly responsible for payment of any sub-advisory fees.

COLLINS LONG/SHORT CREDIT FUND

Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited) (Continued)

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 14, 2017 meeting and the August 18, 2017 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.35% fell above the Morningstar Peer Group average of 1.01%.  The Trustees observed that the Fund’s total expense ratio for Institutional Class shares of 1.45% was higher than the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.30%.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that while the Adviser was not realizing profits in connection with its management of the Fund, the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support certain of the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the flexibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the

COLLINS LONG/SHORT CREDIT FUND

Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited) (Continued)

Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2018 as being in the best interests of the Collins Long/Short Credit Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 18, 2017 to consider the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement,”) for the Fund, entered into between the Adviser and Pinebank Asset Management, LP (“Pinebank”).  The Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 meeting”) to review materials related to the renewal of the Sub-Advisory Agreement.  In advance of these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials prepared by Pinebank (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including Pinebank’s code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Fund.  Based on their evaluation of the information provided by the Adviser and Pinebank, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of the Sub-Advisory Agreement for an additional one-year term ending August 31, 2018.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between the Adviser and the Sub-Adviser, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Pinebank to the Fund.  The Trustees considered Pinebank’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Oren Cohen, who serves as the portfolio manager for the Fund’s assets managed by Pinebank, and other key personnel at Cohanzick Asset Management, Pinebank’s partner firm which provides operational and compliance support services to Pinebank.  The Trustees also considered information provided by Pinebank prior to the June 14, 2017 meeting and the August 18, 2017 meeting at which the Sub-Advisory Agreement was formally considered, relating to its investment

COLLINS LONG/SHORT CREDIT FUND

Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited) (Continued)

objectives and strategies for the Fund, brokerage practices and compliance and risk management program.  The Trustees also noted any services that extended beyond portfolio management.  The Trustees concluded that Pinebank had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided by Pinebank to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

The Trustees discussed the performance of the Institutional Class shares of the Fund for the year-to-date and one-year periods ended April 30, 2017.  In assessing the quality of the management services delivered by Pinebank, the Trustees also compared the performance of the Fund on both an absolute basis and in comparison to the Morningstar Peer Group.

The Trustees noted for each of the year-to-date and one-year periods ended April 30, 2017, the Fund’s performance fell below the Morningstar Peer Group median.  The Trustees noted that the Fund out performed its benchmark index (the Bloomberg Barclays U.S. Aggregate Total Return Bond Index) for the one-year and since inception periods ended March 31, 2017, but underperformed its benchmark index for the year-to-date period ended March 31, 2017.  The Trustees noted Pinebank does not manage any other accounts with investment strategies substantially similar to the Fund.

After considering all of the information, the Trustees concluded that the performance obtained by Pinebank for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Pinebank’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by Collins Capital to Pinebank under the Sub-Advisory Agreement.  The Trustees noted that Collins Capital had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreement were reasonable in light of the quality of the services performed by Pinebank.  Since the sub-advisory fees are paid by Collins Capital, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Pinebank.  Consequently, the Trustees did not consider the costs of services provided by Pinebank or the profitability of Pinebank’s relationship with the Fund to be material factors for consideration given that Pinebank is not affiliated with Collins Capital and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis.  Based on all these factors, the Trustees concluded that the sub-advisory fees paid to Pinebank by Collins Capital were reasonable in light of the services provided by Pinebank.

COLLINS LONG/SHORT CREDIT FUND

Basis for Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Unaudited) (Continued)

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Pinebank are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Pinebank from its association with the Fund.  The Trustees concluded that the benefits that Pinebank may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for an additional term ending August 31, 2018 as being in the best interests of the Collins Long/Short Credit Fund and its shareholders.

COLLINS LONG/SHORT CREDIT FUND

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COLLINS LONG/SHORT CREDIT FUND

Additional Information
(Unaudited)

Tax Information

For the year ended February 28, 2017, 8.26% of taxable ordinary income distributions were designated as short-term capital gain distribution under the Internal Revenue Code Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-55-ALT-MF.

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Michael D. Akers, Ph.D.	Trustee	Indefinite	31	Professor,	Independent
615 E. Michigan St.		Term; Since		Department	Trustee, USA
Milwaukee, WI 53202		August 22,		of Accounting,	MUTUALS
Year of Birth: 1955		2001		Marquette	(an open-end
				University (2004–	investment
				present); Chair,	company with
				Department of	one portfolio).
Accounting,
Marquette
University
(2004–2017).

Gary A. Drska	Trustee	Indefinite	31	Pilot,	Independent
615 E. Michigan St.		Term; Since		Frontier/Midwest	Trustee, USA
Milwaukee, WI 53202		August 22,		Airlines, Inc.	MUTUALS
Year of Birth: 1956		2001		(airline company)	(an open-end
				(1986–present).	investment
company with
one portfolio).

COLLINS LONG/SHORT CREDIT FUND

Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Jonas B. Siegel	Trustee	Indefinite	31	Retired (2011–	Independent
615 E. Michigan St.		Term; Since		present);	Trustee,
Milwaukee, WI 53202		October 23,		Managing	Gottex Trust
Year of Birth: 1943		2009		Director, Chief	(an open-end
				Administrative	investment
				Officer (“CAO”)	company with
				and Chief	one portfolio)
				Compliance	(2010–2016);
				Officer (“CCO”),	Independent
				Granite Capital	Manager,
				International	Ramius IDF
				Group, L.P.	fund complex
				(an investment	(two closed-end
				management	investment
				firm) (1994–	companies)
				2011).	(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

COLLINS LONG/SHORT CREDIT FUND

Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Interested Trustee and Officers
Joseph C. Neuberger*	Chairperson	Indefinite	31	President	Trustee,
615 E. Michigan St.	and	Term; Since		(2017–present);	Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,		Chief	(an open-end
Year of Birth: 1962		2001		Operating	investment
				Officer	company with
				(2016–present);	ten portfolios);
				Executive Vice	Trustee, USA
				President, U.S.	MUTUALS
				Bancorp Fund	(an open-end
				Services, LLC	investment
				(1994–2017).	company with
one portfolio).

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Principal	January 24,		Fund Services,
Year of Birth: 1957	Executive	2013		LLC (2004–
	Officer			present).

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp
Milwaukee, WI 53202	Treasurer	January 24,		Fund Services,
Year of Birth: 1974	and	2013		LLC (2002–
	Principal			present).
Financial
and
Accounting
Officer

COLLINS LONG/SHORT CREDIT FUND

Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Elizabeth B. Scalf	Chief	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	Compliance	Term; Effective		U.S. Bancorp
Milwaukee, WI 53202	Officer,	July 1,		Fund Services,
Year of Birth: 1985	Vice	2017		LLC (February
	President			2017–present);
	and Anti-			Vice President and
	Money			Assistant CCO,
	Laundering			Heartland Advisors,
	Officer			Inc. (December
2016–January
2017); Vice
President and CCO,
Heartland Group,
Inc. (May 2016–
November 2016);
Vice President,
CCO and Senior
Legal Counsel
(May 2016–
November 2016),
Assistant CCO and
Senior Legal
Counsel (January
2016–April 2016),
Senior Legal and
Compliance
Counsel (2013–
2015), Legal and
Compliance
Counsel (2011–
2013), Heartland
Advisors, Inc.

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		May 29,		Bancorp Fund
Year of Birth: 1981		2015		Services, LLC
(2012–present).

COLLINS LONG/SHORT CREDIT FUND

Additional Information (Continued)
(Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios	Principal	Trustee
Name,	Position(s)	Office and	in Trust	Occupation(s)	During
Address and	Held with	Length of	Overseen	During the Past	the Past
Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		January 22,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Melissa Aguinaga	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		July 1,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2010–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-55-ALT-MF. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-55-ALT-MF, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-55-ALT-MF to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

COLLINS LONG/SHORT CREDIT FUND

Investment Adviser	Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Sub-Adviser	Pinebank Asset Management LP
427 Bedford Road
Suite 220
Pleasantville, New York 10570

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*                   /s/ John Buckel
John Buckel, President

Date     November 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ John Buckel
John Buckel, President

Date     November 1, 2017

By (Signature and Title)*                   /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    November 1, 2017

* Print the name and title of each signing officer under his or her signature.